UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

BIOVAIL CORPORATION
(Exact name of registrant as specified in its charter)

Canada	001-14956	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7150 Mississauga Road Mississauga, Ontario Canada	L5N 8M5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 286-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS

A copy of a joint press release issued by Valeant Pharmaceuticals International and Biovail Corporation on June 21, 2010, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit

99.1           Joint press release of Valeant Pharmaceuticals International and Biovail Corporation, issued June 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVAIL CORPORATION,

by	/s/ Jennifer Tindale
Name: Jennifer Tindale
Title: Vice President, Associate General Counsel, and Corporate Secretary

Date: June 21, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release of Valeant Pharmaceuticals International and Biovail Corporation, issued June 21, 2010.